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                                                                 EXHIBIT  10.8.1


                        AMENDMENT 1 TO THE GRAFTECH INC.
                         EMPLOYEE EQUITY INCENTIVE PLAN

The Employee Equity Incentive Plan is hereby amended, as of the Effective Date, in accordance with the following. Notwithstanding anything contained herein to the contrary, this amendment shall become null and void if such Effective Date does not occur before September 30, 2000 or the closing of such offering does not occur within 30 days after such Effective Date.

1. Section 2.7(ii) is hereby amended to read in its entirety as follows:

   "(ii) any "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act acquires by proxy or otherwise the right to vote on any matter or question with respect to 15% or more of the then outstanding Common Stock or 15% or more of the combined voting power of the then outstanding voting securities of the Corporation;"

2. Section 2.7(v)(x) is hereby amended to read in its entirety as follows:

   "(x) a reorganization, restructuring, recapitalization, reincorporation, merger or consolidation of the Corporation (a "Business Combination") unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock and the voting securities of the Corporation outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the common equity securities and the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination outstanding after such Business Combination (including, without limitation, a corporation or other entity which as a result of such Business Combination owns the Corporation or all or substantially all of the assets of the Corporation or the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of outstanding Common Stock and the combined voting power of the outstanding voting securities of the Corporation, respectively, (b) no "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act (excluding (1) any corporation or other entity resulting from such Business Combination and (2) any employee benefit plan (or related trust) of the Company or any corporation or other entity resulting from such Business Combination) beneficially owns 15% or more of the common equity securities or 15% or more of the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination outstanding after such Business Combination, except to the extent that such beneficial ownership existed prior to such Business Combination

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            with respect to the Common Stock and the voting securities of the
            Corporation, and (c) at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement providing for such Business Combination or at the time of the action of the Board approving such Business Combination, whichever is earlier; or"

3. Section 2.7(III) is hereby amended to read in its entirety as follows:

   "(III) pursuant to clause (i) or (ii) above, solely because UCAR remains the beneficial owner of 15% or more of the then outstanding Common Stock or 15% or more of the then outstanding voting securities of the Corporation or increases its beneficial ownership thereof; or"

4. Section 2.7(IV) is hereby amended to read in its entirety as follows:

   "(IV) pursuant to clause (i) or (ii) above, if a "person" or "group" acquires 15% or more of the then outstanding Common Stock or 15% or more of the then outstanding voting securities of the Corporation from UCAR (including, without limitation, acquisitions by reason of distributions thereof by UCAR International Inc. to its stockholders); provided, however, that a "Change in Control" of the Corporation shall be deemed to occur if thereafter the beneficial ownership of Common Stock or voting securities of the Corporation by such "person" or "group" increases by more than 1% of the then outstanding shares of Common Stock or the then outstanding voting securities of the Corporation (excluding increases due to distributions or repurchases of Common Stock or voting securities of the Corporation by the Company, and similar transactions, which have not been directly or indirectly proposed or initiated by such "person" or "group" and excluding increases by such "person" or "group" which do not result in the percentage of beneficial ownership thereof by such "person" or "group" exceeding the percentage of beneficial ownership of common stock of UCAR International Inc. by such "person" or "group" on the Effective
            Date)."

5. Section 2.17 is hereby amended to read in its entirety as follows:

   "2.17 "Fair Market Value" of a share of Common Stock as of a given date means the closing sales price (or, if there is no such price, the average of the highest bid and lowest asked prices) of the Common Stock on the last trading day immediately preceding such date as of which Fair Market Value is to be determined as reported by the principal exchange or market on which the Common Stock is traded. Notwithstanding the foregoing, for those Awards granted effective as of the Effective Date, Fair Market Value means the initial public offering price per share of the Common Stock."


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6. Section 2.34 is hereby amended to read in its entirety as follows:

   "2.34 "UCAR" means UCAR International Inc., a Delaware corporation, and its subsidiaries (other than the Company)."

7. Paragraph 1 of Exhibit 1 is hereby deleted in its entirety.

8. Section 19.3 in Paragraph 2 of Exhibit 1 is hereby amended to read in its entirety as follows:

   "19.3 New Graftech Option Exercise Price, Terms and Conditions. Each New Graftech Option shall be based on the Option Price and the terms and conditions of the corresponding UCAR IPO Date Option as in effect on the IPO Date."

9. Section 19.6(d) in Paragraph 2 of Exhibit 1 is hereby amended to read in its entirety as follows:

   "(d) Notwithstanding anything contained herein to the contrary, to the extent required by UCAR in its sole discretion, the exercise prices of each New UCAR Option and each New Graftech Option shall be adjusted to the extent necessary to avoid compensation expense to UCAR and/or Graftech under generally accepted accounting principles as applied by UCAR on the IPO Date (as changed by UCAR thereafter to the extent, but only to the extent, required to comply with generally accepted accounting principles or applicable laws, rules or regulations); provided, however, that such adjustments are "fair" to Graftech. For purposes hereof, "fair" shall mean either that: (i) such adjustments shall not increase the compensation expense which Graftech would have otherwise incurred, as determined by UCAR in its sole discretion; or (ii) such adjustments shall be approved by a majority of the directors of Graftech who are not employees or directors of UCAR."

10. Paragraph 1 of Exhibit 2 is hereby deleted in its entirety.

11. Section 11.2.2 in Paragraph 2 of Exhibit 2 is hereby amended to read in its entirety as follows:

    "11.2.2 New Graftech Option Exercise Price, Terms and Conditions. Each New Graftech Option shall be based on the Exercise Price and the terms and conditions of the corresponding UCAR IPO Date Option as in effect on the IPO Date."

12. Section 11.5(d) in Paragraph 2 of Exhibit 2 is hereby amended to read in its entirety as follows:

    "(d) Notwithstanding anything contained herein to the contrary, to the extent required by UCAR in its sole discretion, the exercise prices of each New


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            UCAR Option and each New Graftech Option shall be adjusted to the extent necessary to avoid compensation expense to UCAR and/or Graftech under generally accepted accounting principles as applied by UCAR on the IPO Date (as changed by UCAR thereafter to the extent, but only to the extent, required to comply with generally accepted accounting principles or applicable laws, rules or regulations); provided, however, that such adjustments are "fair" to Graftech. For purposes hereof, "fair" shall mean either that: (i) such adjustments shall not increase the compensation expense which Graftech would have otherwise incurred, as determined by UCAR in its sole discretion; or (ii) such adjustments shall be approved by a majority of the directors of Graftech who are not employees or directors of UCAR."

13. Paragraph 1 of Exhibit 3 is hereby deleted in its entirety.

14. Section 11.2.2 in Paragraph 2 of Exhibit 3 is hereby amended to read in its entirety as follows:

    "11.2.2 New Graftech Option Exercise Price, Terms and Conditions. Each New Graftech Option shall be based on the Exercise Price and the terms and conditions of the corresponding UCAR IPO Date Option as in effect on the IPO Date."

15. Section 11.5(d) in Paragraph 2 of Exhibit 3 is hereby amended to read in its entirety as follows:

    "(d) Notwithstanding anything contained herein to the contrary, to the extent required by UCAR in its sole discretion, the exercise prices of each New UCAR Option and each New Graftech Option shall be adjusted to the extent necessary to avoid compensation expense to UCAR and/or Graftech under generally accepted accounting principles as applied by UCAR on the IPO Date (as changed by UCAR thereafter to the extent, but only to the extent, required to comply with generally accepted accounting principles or applicable laws, rules or regulations); provided, however, that such adjustments are "fair" to Graftech. For purposes hereof, "fair" shall mean either that: (i) such adjustments shall not increase the compensation expense which Graftech would have otherwise incurred, as determined by UCAR in its sole discretion; or (ii) such adjustments shall be approved by a majority of the directors of Graftech who are not employees or directors of UCAR."




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